UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

Avita Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 9, 2020, AVITA Therapeutics, Inc. (the “Company”), announced a preclinical research collaboration pairing the Company’s proprietary Spray-On Skin™ Cells with Houston Methodist Research Institute’s expertise in reversing cellular aging. The project seeks to establish proof-of-concept for the development of a novel approach to reverse aging and rejuvenate skin, with the potential for broader applicability, such as scar revision and wound healing. The Company has also entered into an Option Agreement to negotiate an exclusive, worldwide license to this patented technology for skin applications, as well as first right of negotiation to technologies emerging from the collaboration for potential further development and commercialization.

Under the Sponsored Research Agreement, the Company will gain access to Houston Methodist Research Institute’s innovative technologies, including an RNA-based approach to rejuvenate human cells. Houston Methodist Research Institute has studied the use of telomerase to lengthen the ends of chromosomes (“telomeres”), which act as molecular clocks in cells and progressively shorten with age. Through that research, the Houston Methodist Research Institute’s team has established a proof-of-concept that their RNA technology reverses aging of cells, including those derived from patients with progeria (a model of accelerated aging). During the research collaboration, the Company and Houston Methodist Research Institute will explore applications of this RNA technology to rejuvenate skin by reversing aging mechanisms. The initial research program is expected to run 18 months, followed by further work to develop a data package enabling regulatory submission, targeting an Investigational New Drug application.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release of AVITA Therapeutics, Inc. dated November 9, 2020 (“AVITA Therapeutics and the Houston Methodist Research Institute Enter into Collaboration to Explore Novel Approaches for Skin Rejuvenation”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2020

AVITA THERAPEUTICS, INC.

By:	/s/ Donna Shiroma
Name:	Donna Shiroma
Title:	General Counsel